UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (or date of earliest event reported): September 27, 2023
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loanDepot, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-40003	85-3948939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
6561 Irvine Center Drive
Irvine, California 92618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (888) 337-6888
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	LDI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 2 to Amended and Restated Mortgage Loan Participation Sale Agreement with JP Morgan Chase Bank, National Association

On September 27, 2023, loanDepot.com, LLC, a Delaware limited liability company and an indirect subsidiary of loanDepot,
Inc., as seller (the “Company”), entered into Amendment No. 2 (“Amendment No.2”) to the Amended and Restated Mortgage Loan Participation Sale Agreement, dated as of November 10, 2022, with JPMorgan Chase Bank, National Association, as purchaser (“Purchaser”), pursuant to which the Company may sell to Purchaser participation interests in certain designated pools of fully amortizing first lien residential mortgage loans eligible to back securities and, at a later date, cause such mortgage loans to back a security issued by the Company, which will be delivered to Purchaser. The purpose of Amendment No. 2 is to extend the termination date until September 27, 2024.

The foregoing description of Amendment No.2 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No.2, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Second Amendment to First Amended and Restated Master Repurchase Agreement with JPMorgan Chase Bank, N.A

On September 29, 2023, the Company, as seller, entered into the Second Amendment (the “Second Amendment”) to the First Amended and Restated Master Repurchase Agreement, dated as of September 30, 2022, with JPMorgan Chase Bank, N.A., as buyer (“JPM”), pursuant to which the Company may sell to, and later repurchase from JPM certain mortgage loans. The primary purposes of the Second Amendment are to extend the termination date until September 27, 2024, and to make certain other revisions in connection with the facility becoming wholly uncommitted.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Joinder to the Amended and Restated Credit Agreement with Flagstar Bank, National Association

On September 29, 2023, the Company, as borrower, entered into the Joinder (the “Joinder”) to the Amended and Restated Security Agreement, dated as of June 30, 2023 with Flagstar Bank, National Association, as administrative agent on behalf of the lenders (the “Lenders”), pursuant to which the Lenders provide the Company with a revolving line of credit that is secured primarily by certain of the Company’s mortgage servicing rights under the servicing agreement with Freddie Mac. The purpose of the Joinder was to add Bank of Hope as a Lender under the credit facility.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1
Amendment No. 2 to the Amended and Restated Mortgage Loan Participation Sale Agreement, dated September 27, 2023, by and among loanDepot.com, LLC, as seller, and JPMorgan Chase Bank, National Association, as purchaser.

10.2	Second Amendment to First Amended and Restated Master Repurchase Agreement, dated September 29, 2023 by and between loanDepot.com, LLC, as seller, and JPMorgan Chase Bank, N.A., as buyer.
10.3
The Joinder to the Amended and Restated Security Agreement, dated September 29, 2023, by and among loanDepot.com, LLC, as borrower, and Flagstar Bank, National Association, as administrative agent on behalf of the lenders.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

loanDepot, Inc.

By:	/s/ David Hayes
Name: David Hayes
Title: Chief Financial Officer

Date: October 3, 2023